Short-term investments	12 Months Ended
Mar. 31, 2019
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Short-term investments

19. Short-term investments

Short-term investments consist of the following:

	As at March 31,
	2018	2019	2019
	(₹ in million)	(₹ in million)	(US dollars in million)
Bank deposits[1]	30,633	10,368	150
Other investments[2,3]	285,363	281,744	4,074

	315,996	292,112	4,224

Bank deposits are made for periods of between three months and one year depending on the cash requirements of the companies within the Group and earn interest at the respective fixed deposit rates.

Other investments include mutual fund investments and investment in bonds which are recorded at fair value with changes in fair value reported through the consolidated statements of profit or loss. These investments do not qualify for recognition as cash and cash equivalents due to their maturity period and risk of change in value of the investments. Refer Note 25 for further details.

1.

Includes ₹ 2,012 million and ₹ 5,910 million ($ 85 million) on lien with banks, ₹ 597 million and ₹ 601 million ($ 9 million) deposit held as collateral in respect of closure cost and future redundancy payments payable to employees of Lisheen on termination of their employment on or before the mine closure, ₹ 391 million and ₹ 1,336 million ($ 19 million) held as margin money and ₹ Nil and ₹ 1,273 million ($ 18 million) maintained as debt service reserve account as at March 31, 2018 and March 31, 2019 respectively.

2.	Includes ₹ 5,340 million and ₹ 3,288 million ($ 48 million) invested in related parties as at March 31, 2018 and March 31, 2019 respectively.
3.	Includes ₹ 4,118 million and ₹ 2,227 million ($ 32 million) offered as security by a subsidiary against overdraft facility from a bank as at March 31, 2018 and March 31, 2019.